Exhibit 99.8

Amicus Stockholder / Analyst Courtesy Email

Subject: BioMarin to Acquire Amicus Therapeutics for $4.8 Billion
From: Andrew Faughnan, Investor Relations
To: Amicus Therapeutics Top Stockholders and Analysts

Good Morning,

Today, we announced that Amicus has entered into a definitive agreement to be acquired by BioMarin Pharmaceutical for $14.50 per share in cash. You can read the press release HERE.

Highlights of the transaction include:

•	Provides compelling, certain, premium value, including:
-	33% premium to Amicus’ last close on December 18, 2025.
-	46% premium to Amicus’ 30-day volume-weighted average stock price (VWAP) and a 58% premium to the 60-day volume-weighted average stock price as of the same date.

•	Clear path to close
-	The agreement has been unanimously approved by the Boards of Directors of both companies.
-	The consummation of the transaction is expected to close in the second quarter of 2026, subject to customary closing conditions, including regulatory clearances and approval by Amicus stockholders.
-	The transaction is not subject to financing conditions. BioMarin intends to finance the transaction through a combination of cash on hand and non-convertible debt financing.

With BioMarin’s unwavering commitment to patients, along with their greater resources and scale, Amicus’ medicines will reach even more patients, faster, and accelerate progress for the rare disease community beyond what we can do on our own.

Thank you for your continued support.

Sincerely,

Andrew Faughnan
Vice President, Investor Relations

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus intends to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:

Andrew Faughnan
(609) 662-3809
afaughnan@amicusrx.com

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

Forward Looking Statements

This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction in the second quarter of the calendar year 2026; and the timing of the filing of the proxy statement for the Amicus’ special stockholder meeting in connection with the Transaction. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.